Joint Filer Information

NAME: Highbridge International LLC

ADDRESS:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC

            By: Highbridge Capital Management, LLC
                 its Trading Manager

            By: /s/ Carolyn Rubin
                ----------------------------
            Name: Carolyn Rubin
            Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

            By: Highbridge Capital Management, LLC
                 its Trading Manager

            By: /s/ Carolyn Rubin
                ----------------------------
            Name: Carolyn Rubin
            Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Capital Corporation

ADDRESS:  c/o Harmonic Fund Services
          The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE CAPITAL CORPORATION

            By: Highbridge Capital Management, LLC
                 its Trading Manager

            By: /s/ Carolyn Rubin
                ----------------------------
            Name: Carolyn Rubin
            Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Capital L.P.

ADDRESS:  c/o Highbridge Capital Management, LLC
          9 West 57th Street, 27th Floor
          New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE CAPITAL L.P.

            By: Highbridge GP, LLC
                 its General Partner

            By: /s/ Clive Harris
                ----------------------------
            Name: Clive Harris
            Title: Director

                             Joint Filer Information

NAME: Highbridge Master L.P.

ADDRESS:  c/o Harmonic Fund Services
          The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE MASTER L.P.

            By: Highbridge GP, Ltd.
                 its General Partner

            By: /s/ Clive Harris
                ----------------------------
            Name: Clive Harris
            Title: Director

                             Joint Filer Information

NAME: Highbridge GP, Ltd.

ADDRESS:  c/o Harmonic Fund Services
          The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          Grand Cayman, Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE GP, LTD.


            By: /s/ Clive Harris
                ----------------------------
            Name: Clive Harris
            Title: Director

                             Joint Filer Information

NAME: Highbridge GP, LLC

ADDRESS:  c/o Highbridge Capital Management, LLC
          9 West 57th Street, 27th Floor
          New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:  HIGHBRIDGE GP, LLC


            By: /s/ Clive Harris
                ----------------------------
            Name: Clive Harris
            Title: Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:
              /s/ Glenn Dubin
              ------------------------------
              GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: February 15, 2007

SIGNATURE:
              /s/ Henry Swieca
              ------------------------------
              HENRY SWIECA